YOUTHSTREAM MEDIA NETWORKS, INC.

                             CHIEF EXECUTIVE OFFICER

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of YouthStream Media Networks, Inc. (the "Company") for the fiscal year ended June 30, 2002 (the "10-K"), I, Jonathan Diamond, Interim Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Date:  September 30, 2002                     /s/ JONATHAN DIAMOND
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                                              Jonathan Diamond
                                              Interim Chief Executive Officer